SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Advisers Investment Trust

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JOHCM Emerging Markets Opportunities Fund

JOHCM Global Equity Fund

JOHCM International Select Fund

JOHCM International Small Cap Equity Fund

JOHCM Asia Ex-Japan Equity Fund

JOHCM Emerging Markets Small Mid Cap Equity Fund

JOHCM US Small Mid Cap Equity Fund

JOHCM International Opportunities Fund

(the “JOHCM Funds”)

690 Taylor Road, Suite 210, Gahanna, Ohio 43230

July    , 2017

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between Advisers Investment Trust (the “Trust”), on behalf of the JOHCM Funds, and J O Hambro Capital Management Limited (“JOHCM”) and a proposal (“Proposal 2”) to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between JOHCM, on behalf of the JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund (together, the “Sub-Advised Funds”), and JOHCM (USA) Inc. (“JOHCM USA”) by shareholders of each of the JOHCM Funds, as applicable, at a Special Meeting of Shareholders to be held on or about Thursday, August 31, 2017.

JOHCM currently serves as the investment adviser to each JOHCM Fund under an Investment Advisory Agreement between the Trust, on behalf of each JOHCM Fund, and JOHCM (the “Current Advisory Agreement”). JOHCM USA currently serves as the sub-adviser to the Sub-Advised Funds under a Sub-Advisory Agreement between JOHCM and JOHCM USA (the “Current Sub-Advisory Agreement”). The Investment Advisory Agreement and Sub-Advisory Agreement automatically terminated as a result of a change in the ownership of JOHCM and JOHCM USA as more fully described in the enclosed Proxy Statement. In order for JOHCM and JOHCM USA to continue to provide investment management services to the JOHCM Funds, the Board of Trustees of the Trust (the “Board”) voted unanimously to approve the New Advisory Agreement and the New Sub-Advisory Agreement under which JOHCM and JOHCM USA will continue to serve as the investment adviser and sub-adviser to the JOHCM Funds, as applicable. The New Advisory Agreement has substantively the same terms as the Current Advisory Agreement, including the same fee rates, except for the commencement and renewal dates. The New Sub-Advisory Agreement also has substantively the same terms as the Current Sub-Advisory Agreement, including the same fee rates, except for the commencement and renewal dates. To allow JOHCM and JOHCM USA to continue to serve as the investment adviser and sub-adviser, respectively, to the JOHCM Funds without any interruption, shareholders of each Fund are being asked to approve the New Advisory Agreement and shareholders of each Sub-Advised Fund are being asked to approve the New Sub-Advisory Agreement.

The Board voted unanimously to approve the Proposals with respect to each Fund. The Board believes that the Proposals are in the best interests of each Fund and its shareholders. The Board recommends that you vote in favor of Proposal 1 to approve the New Advisory Agreement and Proposal 2 to approve the New Sub-Advisory Agreement.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the Special Meeting of Shareholders scheduled for August 31, 2017. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of JOHCM, JOHCM USA, any of their affiliates, or from our proxy solicitor, AST Fund Solutions, LLC, reminding you to vote your shares.

Thank you for your continued support.

Sincerely,

Dana Gentile, Secretary

Helen Vaughan, Chief Operating Officer, J O Hambro Capital Management Limited

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on August 31, 2017 (the “Meeting”)?

A.	At the Meeting, shareholders of the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM US Small Mid Cap Equity Fund and JOHCM International Opportunities Fund (each a “Fund” and collectively the “JOHCM Funds”), each a series of Advisers Investment Trust (the “Trust”) will be voting, separately with respect to each Fund, on a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the JOHCM Funds and J O Hambro Capital Management Limited (“JOHCM”). Also at the Meeting, shareholders of the JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund (together, the “Sub-Advised Funds”) will be voting, separately with respect to each Fund, on a proposal (“Proposal 2”) to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between JOHCM, on behalf of the Sub-Advised Funds, and JOHCM (USA) Inc. (“JOHCM USA”).

Q.	Why are shareholders being asked to approve the Proposals?

A.	JOHCM currently serves as the investment adviser to each JOHCM Fund under an Investment Advisory Agreement between the Trust, on behalf of the JOHCM Funds, and JOHCM (the “Current Advisory Agreement”). JOHCM USA current serves as the sub-adviser to the Sub-Advised Funds under a Sub-Advisory Agreement between JOHCM, on behalf of the Sub-Advised Funds, and JOHCM USA (the “Current Sub-Advisory Agreement”). JOHCM is owned directly by J O Hambro Capital Management Holdings Limited, and indirectly by BT Investment Management Limited (“BTIM”). JOHCM USA is a wholly owned subsidiary of JOHCM. Westpac Financial Services Group Limited (“Westpac”) held a 29% ownership interest in BTIM. As a result of a series of transactions on May 26, 2017, Westpac reduced its ownership in BTIM to 10% of BTIM’s outstanding shares. BTIM represents a non-core asset for Westpac, reflected in the fact that the group has been selling down its stake in recent years. This latest share sale was therefore an expected business development and has no bearing upon JOHCM’s or JOHCM USA’s day to day operations. Under the Investment Company Act of 1940 (the “1940 Act”), this resulted in a termination of the Current Advisory Agreement and Current Sub-Advisory Agreement. This is because a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement. Likewise, a change in control of a sub-adviser to a registered investment company results in the automatic termination of the sub-advisory agreement between the investment adviser and the sub-adviser. In order for JOHCM and JOHCM USA to continue to provide investment management services to the JOHCM Funds, shareholders are required by the 1940 Act to approve the New Advisory Agreement and the New Sub-Advisory Agreement.

Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposals?

A.	At an in-person meeting of the Board of Trustees of the Trust (the ‘Board”) held on September 14, 2016, the Board unanimously approved the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for each of the Sub-Advised Funds, subject to shareholder approval by each Fund. The Board re-approved the New Advisory Agreement and New Sub-Advisory Agreement at an in-person meeting held on June 15, 2017.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR Proposal 1 to approve the New Advisory Agreement and FOR Proposal 2 to approve the New Sub-Advisory Agreement.

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Q.	If the Current Advisory Agreement and Current Sub-Advisory Agreement terminated on May 26, 2017, how are the JOHCM Funds currently being managed?

A.	At a meeting of the Board held on September 14, 2016, the Board approved an interim investment advisory agreement with JOHCM and an interim sub-advisory agreement with JOHCM USA (collectively, the “Interim Agreements”) to take effect on the termination of the current investment advisory agreement and sub-advisory agreement. Pursuant to the Interim Agreements, JOHCM and JOHCM USA, respectively, will continue to provide advisory services to the JOHCM Funds, as applicable, until the earlier of: (i) the date on which each Fund’s shareholders approve the New Advisory Agreement between the Trust, on behalf of the JOHCM Funds, and JOHCM, and shareholders of the Sub-Advised Funds approve the New Sub-Advisory Agreement between JOHCM and JOHCM USA; or (ii) one-hundred fifty (150) days from the date of the termination. The Interim Agreements are identical in all material respects to the current investment advisory agreement and current sub-advisory agreement. However, under the Interim Agreements, all investment advisory fees and investment sub-advisory fees will be held in escrow pending the approval of the New Advisory Agreement and New Sub-Advisory Agreement. Should the respective shareholders approve each of the New Advisory Agreement and the New Sub-Advisory Agreement, the escrowed management fees will be paid to JOHCM and JOHCM USA, respectively, and the Interim Agreements will terminate.

Q.	Why is the Board recommending that shareholders approve the Proposals?

A.	If shareholders of a Fund do not approve the New Advisory Agreement, then JOHCM will not be permitted to serve as the Fund’s investment adviser after the expiration of the interim investment advisory agreement, and the Board will have to consider other alternatives for the Fund, including again seeking approval by shareholders of the Fund of the New Advisory Agreement or seeking approval of a different investment advisory agreement, allowing JOHCM to manage the Fund at cost for a temporary period, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, and the possible liquidation and closing of the Fund. Similarly, if shareholders of a Sub-Advised Fund do not approve the New Sub-Advisory Agreement, then JOHCM USA will not be permitted to serve as a Sub-Advised Fund’s sub-adviser after the expiration of the interim sub-advisory agreement, and the Board will have to consider other alternatives for such Sub-Advised Fund. To avoid interruption to the management and operations of any Fund and to avoid additional costs to any Fund seeking alternatives, the Board is recommending that shareholders of each Fund approve the Proposals such that JOHCM and JOHCM USA can continue to provide investment advisory and sub-advisory services to the Funds.

Q.	How will the approval of the Proposals affect the management and operations of the Funds?

A.	The Funds’ investment objectives and investment strategies will not change as a result of the New Advisory Agreement or New Sub-Advisory Agreement. In addition, the change of control will not result in any personnel change in JOHCM’s management and investment teams serving the JOHCM Funds or in JOHCM USA’s management and investment teams serving the Sub-Advised Funds. Accordingly, the approval of the Proposals is not expected to affect the management and operations of the JOHCM Funds. JOHCM has always operated independently within BTIM’s ownership and this is not changing.

Q.	How will the approval of the Proposals affect the expenses of the Funds?

A.	The approval of the New Advisory Agreement will not increase the advisory fee rates at which JOHCM will be compensated by the JOHCM Funds and will not increase any JOHCM Fund’s operating expense ratio. In addition, the approval of the New Advisory Agreement will not result in any change in the fee waivers and/or expense reimbursements that are currently provided by JOHCM with respect to any JOHCM Fund. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the JOHCM Funds.

Q.	What are the primary reasons for the retention of JOHCM as the investment adviser to the JOHCM Funds and the retention of JOHCM USA as the sub-adviser to the Sub-Advised Funds?

A.	The Board weighed a number of factors in reaching its decision to approve the New Advisory Agreement and New Sub-Advisory Agreement, including, without limitation, the history, reputation, and resources of JOHCM and JOHCM USA, performance results achieved by JOHCM and JOHCM USA for their clients, including the JOHCM Funds, as applicable, quality of services provided by JOHCM and JOHCM USA, and the fact that the change of control is not expected to result in any personnel change in JOHCM’s management and investment teams serving the JOHCM Funds. The Board also considered that the advisory fee rates at which JOHCM will be compensated by the Funds pursuant to the New Advisory Agreement would not increase and that the fee waivers and/or expense reimbursements currently provided by JOHCM for the JOHCM Funds would not change. Additional details regarding factors considered by the Board in approving the New Advisory Agreement can be found in the [“Trustee Actions, Considerations, and Recommendations”] section in the enclosed Proxy Statement.

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Q.	Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement?

A.	No. There are no material differences between the Current Advisory Agreement and the New Advisory Agreement, other than their respective commencement and renewal dates.

Q.	Are there any material differences between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement?

A.	No. There are no material differences between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, other than their respective commencement and renewal dates.

Q.	How do I vote?

A.	We urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of JOHCM, JOHCM USA, any of their affiliates and AST Fund Solutions, LLC, a firm authorized by JOHCM to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

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JOHCM Emerging Markets Opportunities Fund

JOHCM Global Equity Fund

JOHCM International Select Fund

JOHCM International Small Cap Equity Fund

JOHCM Asia Ex-Japan Equity Fund

JOHCM Emerging Markets Small Mid Cap Equity Fund

JOHCM US Small Mid Cap Equity Fund

JOHCM International Opportunities Fund

690 Taylor Road, Suite 210, Gahanna, Ohio 43230

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [SHAREHOLDER MEETING DATE], 2017

Dear Shareholders:

The Board of Trustees (the “Board”) of Advisers Investment Trust (the “Trust”) has called a special meeting of the Shareholders of the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM US Small Mid Cap Equity Fund and JOHCM International Opportunities Fund (each a “Fund” and collectively the “JOHCM Funds”), each a series of the Trust, to be held at the offices of Foreside Management Services, LLC, the Trust’s administrator, at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, on August 31, 2017 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the JOHCM Funds, and J O Hambro Capital Management Limited (“JOHCM”), the JOHCM Funds’ current investment adviser. No investment advisory fee increase is proposed.

2.	To approve a new sub-advisory agreement between JOHCM, on behalf of JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), and JOHCM (USA) Inc. (“JOHCM USA”), the current sub-adviser for the Sub-Advised Funds. No investment sub-advisory fee increase is proposed.

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR the proposals listed in this notice. Shareholders of record at the close of business on [RECORD DATE], 2017 are entitled to notice of, and to vote at, the special Meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

Dana A. Gentile, Secretary

[    ], 2017

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

JOHCM Emerging Markets Opportunities Fund

JOHCM Global Equity Fund

JOHCM International Select Fund

JOHCM International Small Cap Equity Fund

JOHCM Asia Ex-Japan Equity Fund

JOHCM Emerging Markets Small Mid Cap Equity Fund

JOHCM US Small Mid Cap Equity Fund

JOHCM International Opportunities Fund

690 Taylor Road, Suite 210, Gahanna, Ohio 43230

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [SHAREHOLDER MEETING DATE], 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Advisers Investment Trust (the “Trust”) on behalf of the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM US Small Mid Cap Equity Fund and JOHCM International Opportunities Fund (each a “Fund” and collectively the “JOHCM Funds”) for use at the special meeting of shareholders, to be held at the offices of Foreside Management Services, LLC. (“Foreside”), the Trust’s administrator, at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, on August 31, 2017 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about [    ], 2017. Only shareholders of record at the close of business on [RECORD DATE], 2017 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

The Shareholders of the JOHCM Funds, as indicated below, are being asked to consider the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the JOHCM Funds, and J O Hambro Capital Management Limited (“JOHCM”), the JOHCM Funds’ current investment adviser. No investment advisory fee increase is proposed.

2.	To approve a new sub-advisory agreement between JOHCM, on behalf of JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund (each a “Sub-Advised Fund and collectively, the “Sub-Advised Funds”), and JOHCM (USA) Inc. (“JOHCM USA”), the current sub-adviser for the Sub-Advised Funds. No investment sub-advisory fee increase is proposed.

3.	Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders in each JOHCM Fund will vote separately on Proposal 1 and shareholders in each of the Sub-Advised Funds will vote separately on Proposal 2. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of each JOHCM Fund is required for the approval of Proposal 1, and an affirmative vote of the holders of a majority of the outstanding voting shares of each Sub-Advised Fund is required for the approval of Proposal 2. As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), a “vote of the holders of a majority of the outstanding voting” shares of a JOHCM Fund means the vote of (1) 67% or more of the voting shares of a JOHCM Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the JOHCM Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a JOHCM Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at http://www.johcm.com. The JOHCM Funds’ Proxy Statement and annual and semi-annual reports are available, at no charge, by calling 800-361-2782 or on the JOHCM

Funds’ website at www.johcm.com.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST & JOHCM

PROPOSAL 2: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN JOHCM & JOHCM USA

Summary of the Proposals

You are receiving this proxy statement because the current investment advisory agreement between the Trust, on behalf of the JOHCM Funds, and J O Hambro Capital Management Limited (“JOHCM”), the JOHCM Funds’ current adviser (the “Current Advisory Agreement”), and the current sub-advisory agreement between JOHCM, on behalf of each Sub-Advised Fund, and JOHCM (USA) Inc. (“JOHCM USA”), the Sub-Advised Funds’ current sub-adviser (the “Current Sub-Advisory Agreement”), automatically terminated due to the transaction described below. In order for JOHCM and JOHCM USA to continue to provide investment management services to the JOHCM Funds, you are being asked to approve (1) a new investment advisory agreement between the Trust and JOHCM (the “New Advisory Agreement”), and (2) a new sub-advisory agreement between JOHCM and JOHCM USA (the “New Sub-Advisory Agreement”). Approval of the New Advisory Agreement and the New Sub-Advisory Agreement will not increase advisory fees paid by a JOHCM Fund or a JOHCM Fund shareholder. The New Advisory Agreement and New Sub-Advisory Agreement are each identical in all material respects to the Current Advisory Agreement and Current Sub-Advisory Agreement, respectively, that they will replace except for the dates of commencement and renewal. The effective date of each of the New Advisory Agreement and New Sub-Advisory Agreement will be the date they are approved by shareholders of each JOHCM Fund.

Shareholder approval of the New Advisory Agreement and the New Sub-Advisory Agreement is being requested in connection with a change in the ownership of JOHCM and JOHCM USA. JOHCM is owned directly by J O Hambro Capital Management Holdings Limited, and indirectly by BT Investment Management Limited (“BTIM”) by virtue of its ownership interest in BTIM UK Limited, the owner of J O Hambro Capital Management Holdings Limited. JOHCM USA is a wholly owned subsidiary of JOHCM. Westpac Financial Services Group Limited (“Westpac”) held a 29% ownership interest in BTIM. As a result of a series of transactions on May 26, 2017, Westpac reduced its ownership in BTIM to 10% of BTIM’s outstanding shares. Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of the investment adviser. The 1940 Act further provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement. Likewise, a change in control of a sub-adviser to a registered investment company results in the automatic termination of the sub-advisory agreement between the investment adviser and the sub-adviser. The Board of Trustees of the Trust (the “Trustees” or the “Board”) determined that the sale by Westpac of its holdings in BTIM resulted in a change in control of JOHCM and JOHCM USA. As a result, the Current Advisory Agreement and Current Sub-Advisory Agreement automatically terminated on May 26, 2017. In order for JOHCM and JOHCM USA to continue to provide investment management services to the JOHCM Funds, shareholders are required by the 1940 Act to approve the New Advisory Agreement and the New Sub-Advisory Agreement.

In anticipation of the transactions described above, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Advisory Agreement and the New Sub-Advisory Agreement, and is now requesting that the shareholders of each JOHCM Funds approve the New Advisory Agreement and that shareholders of the Sub-Advised Funds approve the New Sub-Advisory Agreement. Both the New Advisory and New Sub-Advisory Agreements are identical in all material respects to the Current Advisory Agreement and Current Sub-Advisory Agreement.

The Board, including the independent Trustees, also approved an interim advisory agreement between JOHCM and the Trust (the “Interim Advisory Agreement”) and an interim sub-advisory agreement between, JOHCM and JOHCM USA (the “Interim Sub-Advisory Agreement”, and together with the Interim Advisory Agreement, the “Interim Agreements”) on September 14, 2016, to be effective upon the close of the transactions described above. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory or sub-advisory agreement with an adviser, or sub-adviser, to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory or sub-advisory services without interruption while its solicits shareholder approval of a new investment advisory or sub-advisory agreement. The Interim Agreements approved by the Board are identical to the New Advisory and New Sub-Advisory Agreements, respectively, as well the Current Advisory Agreement and the Current sub-Advisory Agreement, in all material respects except for the dates of execution, effectiveness, and termination. JOHCM and JOHCM USA, as applicable, will continue to manage the JOHCM Funds pursuant to the Interim Agreements until the New Advisory and New Sub-Advisory Agreements are approved. All fees earned by JOHCM pursuant to the Interim Agreement will be held in escrow pending shareholder approval of the New Advisory Agreement. Additionally, all fees earned by JOHCM USA pursuant to the Interim Sub-Advisory Agreement will be held in escrow pending shareholder approval of the New Sub-Advisory Agreement. Upon approval of the New Advisory Agreement by the JOHCM Funds’ shareholders and the New Sub-Advisory Agreement by shareholders of the Sub-Advised Funds, the escrowed management fees will be paid to JOHCM and JOHCM USA, respectively, and the Interim Agreements will terminate.

The Advisory Agreement

At a meeting on September 14, 2016, the Board, including the Independent Trustees, unanimously renewed the Current Advisory Agreement. In anticipation of the transactions described above and because the transactions would NOT result in a change in services provided to the JOHCM Funds, the personnel providing the services or the fees charged for the services, renewal of the Current Advisory Agreement also constituted approval of the New Advisory Agreement. At a meeting held on June 15, 2017, the Board reviewed its deliberations with respect to the agreement between the Trust and JOHCM, received assurances from JOHCM that there were no material changes to the information presented to the Board at the September 14, 2016 meeting, and reaffirmed its approval of the New Advisory Agreement. The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Advisory Agreement and the New Advisory Agreement, JOHCM is entitled to receive an annual Advisory fee from the JOHCM Funds as follows:

Fund	Percentage of Average Daily Net Assets
JOHCM Emerging Markets Opportunities Fund	1.05%
JOHCM Global Equity Fund	0.95%
JOHCM International Select Fund	0.89%
JOHCM International Small Cap Equity Fund	1.05%
JOHCM Asia Ex-Japan Equity Fund	1.09%
JOHCM US Small Mid Cap Equity Fund	0.85%
JOHCM Emerging Markets Small Mid Cap Equity Fund	1.30%
JOHCM International Opportunities Fund	0.75%

As adviser to the Funds, subject to the Board’s supervision, JOHCM continuously reviews, supervises and administers each Fund’s investment program. JOHCM also ensures compliance with each JOHCM Funds’ investment policies and guidelines. The Current Advisory Agreement initially became effective with respect to each of the JOHCM Funds on the following dates:

Fund	Effective Date of Current Advisory Agreement
JOHCM Emerging Markets Opportunities Fund	September 10, 2013
JOHCM Global Equity Fund	September 10, 2013
JOHCM International Select Fund	September 10, 2013
JOHCM International Small Cap Equity Fund	September 10, 2013
JOHCM Asia Ex-Japan Equity Fund	March 11, 2014
JOHCM US Small Mid Cap Equity Fund	September 9, 2014
JOHCM Emerging Markets Small Mid Cap Equity Fund	September 9, 2014
JOHCM International Opportunities Fund	September 14, 2016

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the JOHCM Funds. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the JOHCM Funds. In addition, the New Advisory Agreement can be terminated by JOHCM on not more than sixty (60) days’ notice to the JOHCM Funds. The Current Advisory Agreement and New Advisory Agreement may be amended by the parties thereto (which include JOHCM and the Trust) provided that the amendment is approved by the vote of a majority of the Board of the Trust, including a majority of the Independent Trustees or by the vote of a majority of the outstanding voting securities of each relevant Fund.

The New Advisory Agreement provides that JOHCM will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement will be the date shareholders of the JOHCM Funds approve the New Advisory Agreement. If the New Advisory Agreement with JOHCM is not approved by shareholders, the Board and JOHCM will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning JOHCM

JOHCM is organized under the laws of England and Wales and was launched in 1993. The Adviser’s principal place of business is Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom. The adviser is an investment adviser registered with the Securities and Exchange Commission in the United States under the Investment Advisers Act of 1940, as amended. The names, titles, addresses, and principal occupations of the principal executive officers and directors of JOHCM are set forth below:

Name and Address:*	Title and Principal Occupation:
Margaret Helen Vaughan	Chief Operating Officer
Suzy A E G Neubert	Sales & Marketing Director
Alexander Thomas Black	Investment Director
Christina Kelly Grove	Chief Compliance Officer
Kenneth Roderick Lambden	Chief Executive Officer

*	The address for each officer and director is Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom.

The Sub-Advisory Agreement

At a meeting on September 14, 2016, the Board, including the Independent Trustees, unanimously renewed the Current Sub-Advisory Agreement. In anticipation of the transactions described above and because the transactions would not result in a change in services provided to the Sub-Advised Funds, the personnel providing such services or the fee charged for the services, renewal of the Current Sub-Advisory Agreement also constituted approval of the New Sub-Advisory Agreement. At a meeting held on June 15, 2017, the Board reviewed its deliberations with respect to the agreement between JOHCM and JOHCM USA, received assurances from JOHCM USA that there were no material changes to the information presented to the Board at the September 14, 2016 meeting, and reaffirmed its approval of the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, JOHCM USA makes investment decisions for each Sub-Advised Fund and also ensures compliance with each Sub-Advised Fund’s investment policies and guidelines. For its services, JOHCM USA is paid an annual fee by JOHCM as follows:

Fund	Percentage of Average Daily Net Assets
JOHCM International Small Cap Equity Fund	1.05%
JOHCM US Small Mid Cap Equity Fund	0.85%

For such compensation, JOHCM USA, at its own expense, continuously furnishes an investment program for the Sub-Advised Funds, makes investment decisions on behalf of the Sub-Advised Funds, and places all orders for the purchase and sale of portfolio securities, subject to the Sub-Advised Funds’ investment objectives, policies, and restrictions. The Current Sub-Advisory Agreement was approved by the Board with respect to JOHCM International Small Cap Equity Fund as of September 10, 2013 and with respect to JOHCM US Small Mid Cap Equity Fund as of September 9, 2014 and was approved by the initial shareholder of each Sub-Advised Fund.

The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Sub-Advised Funds. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the JOHCM Funds. In addition, the New Sub-Advisory Agreement can be terminated by JOHCM USA on not more than sixty (60) days’ notice to JOHCM. The New Sub-Advisory Agreement provides that JOHCM USA will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The effective date of the New Sub-Advisory Agreement with respect to each of the Sub-Advised Funds will be the date shareholders of each Sub-Advised Fund approve the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement with JOHCM USA is not approved by shareholders of a Sub-Advised Fund, the Board, JOHCM and JOHCM USA will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The New Sub-Advisory Agreement is attached as Appendix B. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning JOHCM USA

JOHCM USA principal place of business is 53 State Street, 13th Floor, Boston, MA 02109. JOHCM USA is an investment adviser registered with the Securities and Exchange Commission in the United States under the Investment Advisers Act of 1940, as amended. The names, titles, addresses, and principal occupations of the principal executive officers and directors of JOHCM USA are set forth below:

Name and Address:*	Title and Principal Occupation:
Margaret Helen Vaughan	Chief Operating Officer and Executive Vice President
Emilio Gonzalez	Director
Scott Craven Jones	Director
Christina Kelly Grove	Chief Compliance Officer
Jonathan Paul Weitz	Vice President
Kenneth Roderick Lambden	Chief Executive Officer

*	The address for each officer and director is 53 State Street, 13th Floor, Boston, MA 02109.

Evaluation By The Board of Trustees

At an in-person meeting held on September 14, 2016, the Board renewed the Current Advisory Agreement and approved the Interim and New Advisory Agreements with respect to the JOHCM Funds. At the same meeting, the Board also renewed the Current Sub-Advisory Agreement and approved the Interim and New Sub-Advisory Agreements with respect to Sub-Advised Funds. The Board’s determination to approve the agreements followed its consideration of various factors and review of written materials provided by JOHCM and JOHCM USA.

At a meeting held on June 15, 2017, the Board reviewed its deliberations with respect to the agreement between the Trust and JOHCM and the agreement between JOHCM and JOHCM USA, received assurances from JOHCM and JOHCM USA that there were no material changes to the information presented to the Board at the September 14, 2016 meeting, and reaffirmed their approval of the New Advisory Agreement and New Sub-Advisory Agreement.

The Board’s deliberations and the information on which its conclusions were based are summarized below.

The Board requested, and JOHCM and JOHCM USA, as appropriate, provided, information and data relating to: (i) the investment performance of the JOHCM Funds; (ii) the nature, extent and quality of the services provided by JOHCM and JOHCM USA; (iii) the cost of the services provided and the profits realized by JOHCM and its affiliates from the relationship with the JOHCM Funds; (iv) the extent to which economies of scale will be realized as the JOHCM Funds grow; (v) whether the fee levels will reflect these economies of scale to the benefit of the JOHCM Funds’ shareholders; (vi)

the advisory fees paid by other comparable accounts advised by JOHCM (“JOHCM Similar Accounts”) and other funds in the comparable Morningstar category; (vii) the JOHCM Funds’ expense ratios and the expense ratios of other funds in the comparable Morningstar category; and (viii) the effect of any fee waivers and expense reimbursements made by JOHCM, JOHCM USA and other service providers.

The Trustees reviewed the materials regarding the JOHCM Funds supplied by JOHCM and JOHCM USA. The Board gave careful consideration to the nature and quality of the services provided by JOHCM and JOHCM USA. The Trustees received an overview of JOHCM’s advisory business and the personnel providing services to the JOHCM Funds. The Trustees considered and discussed information from JOHCM regarding succession planning at JOHCM in general and in more specific terms relating to key personnel and the investment teams providing the services to the JOHCM Funds. The Board noted that copies of Forms ADV for JOHCM and JOHCM USA, JOHCM’s Annual Report for the fiscal year ended September 30, 2015, and JOHCM’s Code of Ethics were included in the Board materials. The Board also reviewed the investment processes used by the investment teams managing the JOHCM Funds as well as JOHCM’s process for selecting investment teams. The Board reviewed (i) JOHCM’s policies with respect to the selection of broker-dealers for portfolio transactions, (ii) JOHCM and JOHCM USA’s compliance programs with particular emphasis on investment guideline monitoring, (iii) material litigation or administrative actions (if any) involving JOHCM or any of its affiliates, (iv) JOHCM’s insurance coverage, and (v) JOHCM’s business continuity/disaster recovery plan and privacy and information security policies and procedures. The Board noted that JOHCM USA is a wholly-owned subsidiary of JOHCM, shares certain employees, officers and directors with JOHCM, and has adopted JOHCM’s policies and procedures, including JOHCM’s Code of Ethics, business continuity/disaster recovery plan and privacy and information security policies and procedures. Taking into account the personnel involved in servicing the JOHCM Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from JOHCM and JOHCM USA.

The Board reviewed each JOHCM Fund’s performance (other than the JOHCM International Opportunities Fund (“JOHCM IO Fund”), which had not commenced operations as of September 14, 2016) for the periods from inception through June 30, 2016, comparing the performance (net of fees) to relevant benchmarks and representative groups of investment companies with comparable objectives and strategies that are deemed to be competitors (“Peer Groups”). The Board noted that the some of the JOHCM Funds outperformed the benchmark and the respective Peer Group (both average and median) for the time periods shown, while other JOHCM Funds underperformed. The Board also reviewed the performance of the JOHCM Funds in relation to the performance of JOHCM Similar Accounts, noting that the relative performance of the JOHCM Funds does not vary significantly from the corresponding JOHCM Similar Account managed by the same investment team using the same investment process and the same philosophy and objectives, and that any performance differentials were due to the fee differentials and fund structure.

With respect to the JOHCM IO Fund, the Board determined that because the JOHCM IO Fund had not commenced operations, the Trustees would review performance over time. However, the Board noted that JOHCM manages the other JOHCM Funds and the Trustees had reviewed performance of the other JOHCM Funds as compared to relevant benchmarks and Peer Groups and were satisfied with the performance of the other JOHCM Funds. The Board also reviewed the performance of a similar investment company or pooled vehicle advised or sub-advised by JOHCM (“Similar Pooled Vehicle”), compared to a relevant benchmark, as well as the performance of the JOHCM Global Opportunities Composite (“Composite”), a similar managed account advised or sub-advised by JOHCM, compared to a relevant benchmark. Both the Similar Pooled Vehicle and the Composite outperformed the relevant benchmarks for the time periods shown. After considering the information presented, the Board expressed satisfaction with the performance of the JOHCM Funds.

The Board reviewed the advisory fee to be paid by each JOHCM Fund and the total operating expenses of each JOHCM Fund. The Board noted that JOHCM receives management fees ranging from 0.85% to 1.30% of the average daily net assets. The Board reviewed the investment advisory fees paid by each JOHCM Fund in comparison to the funds within a comparable Morningstar category, noting that each JOHCM Fund’s management fee is within the Morningstar category range. The Board also reviewed the advisory fees paid to JOHCM by the JOHCM Similar Accounts, noting that the advisory fees for the JOHCM Funds that are managed by the same investment team using the same investment process with the same philosophy and objectives were in line with the advisory fees for the corresponding JOHCM Similar Account. With respect to the Sub-Advised Funds, the Board noted that JOHCM passes the entire advisory fee through to JOHCM USA.

With respect to total annual operating expenses, the Board noted that JOHCM has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit each JOHCM Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to a specified percentage of average daily net assets of each class of shares of each JOHCM Fund. After considering the comparative data as described above, and the anticipated renewal of the Expense Limitation Agreement for the period to end January 28, 2018, the Board concluded that the advisory fees and expense ratios were reasonable.

With respect to the profitability of each JOHCM Fund, other than the JOHCM IO Fund, the Board noted that where scale has been achieved, the profitability is consistent with the firm’s pre-tax profit margin. The Board noted that JOHCM expects that as the JOHCM Funds continue to grow and reach scale, their respective profit margins will increase to be consistent with the firm’s overall profitability. The Board noted that JOHCM Funds launched most recently show losses as expected, but JOHCM will continue to support these particular JOHCM Funds until they reach scale. In considering the profitability of JOHCM’s future relationship with the JOHCM IO Fund, the Board reviewed the information supplied by JOHCM in the board materials about its profitability as a whole and the profitability of the other JOHCM Funds. After considering the data provided, and considering all of the factors as a whole, the Board concluded that the level of profit was reasonable and it anticipated that the profitability of the JOHCM IO Fund would also be reasonable.

With respect to economies of scale, the Trustees considered the JOHCM Funds’ marketing and distribution plans, capacity, and breakeven points. The Trustees noted that when JOHCM launches a strategy, the investment team is responsible for determining the capacity limit, which is reviewed annually. Once this pre-determined size limit is reached, the strategy is closed to new investors, giving the team the conditions to continue to deliver and sustain outperformance and stay focused on the interests of investors. This practice is evidenced by the soft closure of the JOHCM International Select Fund and the JOHCM Global Equity Fund on July 15, 2015, and March 31, 2016, respectively. The Board determined that this practice will protect a shareholder’s investment in the JOHCM IO Fund while limiting the amount of Advisory fees received by JOHCM. The Trustees considered that other than the advisory fee, JOHCM derives no other fees/benefits from the JOHCM Funds, and does not use “broker refunds” or “soft commissions” but instead uses commission sharing arrangements to ensure that clients benefit from best execution while allowing portfolio managers the flexibility to purchase research from a variety of brokers and independent research providers.

In reaching its conclusions, with respect to each JOHCM Fund, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the New Advisory Agreement was fair and reasonable, that JOHCM’s investment advisory fees are reasonable in light of the services provided to the JOHCM Funds and the benefits received by JOHCM, that the compensation payable by JOHCM under the New Sub-Advisory Agreement with respect to the Sub-Advised Funds is fair and reasonable in light of the services to be provided (and assumption of related expenses), and that approval of the New Advisory Agreement and New Sub-Advisory Agreement would be in the best interests of the JOHCM Funds, as applicable.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE JOHCM FUNDS VOTE “FOR” PROPOSAL 1 and THAT SHAREHOLDERS OF JOHCM INTERNATIONAL SMALL CAP EQUITY FUND AND JOHCM US SMALL MID CAP FUND VOTE “FOR” PROPOSAL 2.

OPERATION OF THE JOHCM FUNDS

Each JOHCM Fund is a diversified series of Advisers Investment Trust, an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011. Effective March 31, 2017 the Trust was converted to a Delaware statutory trust subject to an Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”). The Trust commenced operations on December 20, 2011. The Board of Trustees supervises the business activities of the JOHCM Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains J O Hambro Capital Management Limited, located at Ground Floor, Ryder Court, 14 Ryder Street, London SW1Y6QB, United Kingdom, as investment adviser to the JOHCM Funds and JOHCM (USA) Inc., located at 53 State Street, 13th Floor, Boston, MA 02109, as sub-adviser to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603 (“Northern Trust”) serves as the JOHCM Funds’ Transfer

Agent, Custodian and Fund Accounting Agent. Foreside Management Services, LLC, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, provides compliance services, financial controls services and business management and governance services for the JOHCM Funds. BHIL Distributors, LLC (“Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101 distributes shares of the JOHCM Funds. BHIL Distributors, LLC is a subsidiary of Foreside Financial Group, LLC.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for a JOHCM Fund will be voted for approval of the proposed New Advisory Agreement or New Sub-Advisory Agreement, as applicable. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the JOHCM Funds were issued and outstanding.

Fund	Total Shares of Beneficial Interest Issued and Outstanding
JOHCM Emerging Markets Opportunities Fund
JOHCM Global Equity Fund
JOHCM International Select Fund
JOHCM International Small Cap Equity Fund
JOHCM Asia Ex-Japan Equity Fund
JOHCM Emerging Markets Small Mid Cap Equity Fund
JOHCM US Small Mid Cap Equity Fund
JOHCM International Opportunities Fund

Shareholders of record of each JOHCM Fund on the Record Date are entitled to vote at the Meeting on Proposal 1. Only JOHCM US Small Mid Cap Equity Fund and JOHCM International Opportunities Fund shareholders of record on the Record Date are also entitled to vote at the Meeting on Proposal 2. Each shareholder of a JOHCM Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the JOHCM Funds submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the JOHCM Funds is required for the approval of the proposed New Advisory Agreement. An affirmative vote of the holders of a majority of the outstanding shares of the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund is required for the approval of the proposed New Sub-Advisory Agreement. The 1940 Act defines “majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each JOHCM Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a JOHCM Fund, whichever is less. This means that Proposals 1 and 2 may be approved by less than a majority of the outstanding shares of each JOHCM Fund, provided a quorum is present at the Meeting.

Shareholders in each JOHCM Fund will vote separately on Proposals 1 and 2. If Proposals 1 and 2 are approved by the shareholders of a JOHCM Fund, the changes will be effective for that JOHCM Fund as of the date of the Meeting or any adjournment thereof. If shareholders of any JOHCM Fund fail to approve either of Proposals 1 or 2, none of the changes contemplated by Proposals 1 and 2 will be effective for that JOHCM Fund.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the JOHCM Funds represented at the Meeting, but they are not affirmative votes for any proposal. As a result, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholders’ rights or privileges. Consequently, brokers holding shares of the JOHCM Funds on behalf of clients may not vote on Proposals 1 and 2 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

The presence, either in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum. If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned Meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group [less than 1%] of the outstanding shares of the JOHCM Funds, and [    ]% of [LIST SPECIFIC FUNDS AS APPLICABLE]. As of the Record Date, the Trustees and officers of the Trust beneficially owned shares of the JOHCM Funds as follows:

JOHCM [ ] Fund

Shareholder Name, Address	Shares Owned	% Ownership

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the JOHCM Funds:

JOHCM Emerging Markets Opportunity Fund
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership

JOHCM Global Equity Fund
Shareholder Name, Address	% Ownership

JOHCM International Select Fund
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership

JOHCM International Small Cap Equity Fund
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership

JOHCM Asia Ex-Japan Equity Fund
Shareholder Name, Address	% Ownership

JOHCM Emerging Markets Small Mid Cap Equity Fund
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership

JOHCM US Small Mid Cap Equity Fund
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership

JOHCM International Opportunities Fund
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of a JOHCM Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposals should be sent to Dana A. Gentile, Secretary, Advisers Investment Trust, c/o the JOHCM Funds, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The total cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, and the solicitation of proxies (as described below) which is anticipated to total approximately $[    ]. The costs will be borne by the JOHCM Funds. The Trust has engaged [AST Fund Solutions, LLC (“AST”)] to solicit proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost of between $[    ] and $[    ], including out of pocket expenses, which is included in the total anticipated costs noted above. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by AST, officers of the Trust or employees of Northern Trust, Foreside and JOHCM. As the Meeting date approaches, shareholders of the JOHCM Funds may receive a call from a representative of AST, the Trust, Northern Trust, Foreside or JOHCM if the JOHCM Funds have not yet received their vote. Authorization to permit the Trust, Northern Trust, Foreside or JOHCM to execute proxies may be obtained by telephonic instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the JOHCM Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the Trust, Northern Trust, Foreside or JOHCM is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to AST, the Trust, Northern Trust, Foreside or JOHCM by the JOHCM Funds, AST, the Trust, Northern Trust, Foreside or JOHCM representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The representative of the AST, the Trust, Northern Trust, Foreside or JOHCM, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement (except in cases where the shareholder is a client of JOHCM, in which case JOHCM can make a recommendation). AST, the Trust, Northern Trust, Foreside or JOHCM will record the shareholder’s instructions on the card. Within 72 hours, AST, the Trust, Northern Trust, Foreside or JOHCM will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call the Trust, Northern Trust, Foreside or JOHCM immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 800-361-2782 Monday through Friday, 9 a.m. to 10 p.m. Eastern time, or write to AST Fund Solutions, LLC, 48 Wall Street, 21st Floor, New York, NY 10005.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on [SHAREHOLDER MEETING DATE], 2017:

The notice of meeting, proxy statement and shareholder ballot is available at www.johcm.com.

BY ORDER OF THE BOARD OF TRUSTEES

Dana A. Gentile, Secretary

[    ], 2017

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 800-361-2782. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this [    ] day of [    ], 2017, between Advisers Investment Trust (the “Trust”), a Delaware statutory trust having its address at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230 on behalf of the Funds listed on Schedule A, and J O Hambro Capital Management Limited (the “Investment Adviser”), an investment adviser having its principal place of business at Ryder Court, 14 Ryder Street, London, United Kingdom SW1Y 6QB.

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and is authorized and regulated by the Financial Conduct Authority in the United Kingdom; and

WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment Advisory and administrative services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (each investment portfolio is individually referred to herein as a “Fund” and collectively as the “Funds”) and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows with respect to the Funds:

1.	Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Fund(s) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A, which shall become effective upon its execution (subject to the approval procedures in Section 9) and shall supersede any Schedule A having an earlier date.

2.	Delivery of Documents. The Trust has furnished the Investment Adviser with copies, properly certified or authenticated, of each of the following:

(a)	the Trust’s Declaration of Trust, filed with the Secretary of State of Delaware on March 31, 2017, and any and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)	the Trust’s By-Laws and any amendments thereto;

(c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

(d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission (the “Commission”), and all amendments thereto;

(e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”), and under the 1940 Act as filed with the Commission and all amendments thereto; and

(f)	the most recent Prospectus, Summary Prospectus and Statement of Additional Information of each of the Funds or the Trust, as applicable (such Prospectus, Summary Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively referred to as the “Prospectus”).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.	Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide a continuous investment program for the Fund(s), including investment research and management with respect to all securities and investments and cash equivalents in the Fund(s). The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund(s). The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees. The Investment Adviser further agrees that it:

(a)	will use the same skill and care in providing such services as it uses in providing services to its other similar accounts for which it has investment responsibilities;

(b)	will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment Advisory activities of the Investment Adviser;

(c)	will place or cause to be placed orders for a Fund either directly with the issuer or with any broker or dealer. Subject to the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Adviser may affect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged, provided that the Investment Adviser determined in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer utilized by the Investment Adviser. However, a brokers or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Investment Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund(s), nor shall the Investment Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares. In no instance will portfolio securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person of the Trust, the Trust’s principal underwriter, or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

(d)	will maintain all books and records with respect to the securities transactions of the Fund(s) and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request; and

(e)	will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund(s), including a Fund’s prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. For the avoidance of doubt, the performance of the Fund(s) and related portfolio holdings shall not be treated as confidential. However, publication and distribution of such portfolio holdings must comply with the 1940 Act and other applicable laws. To the extent permitted under applicable law, performance and portfolio holdings may be used by the Investment Adviser to market the related strategy and/or to be combined in a performance composite.

The Investment Adviser may, subject to the approval of the Trust’s Board of Trustees, appoint a sub-adviser to provide the services contemplated hereunder; provided, however, that the Investment Adviser shall not be relieved of any of its obligations under this Agreement by the appointment of such sub-adviser and provided further, that the Investment Adviser shall be responsible, to the extent provided in Section 8 hereof for all acts of such sub-adviser as if such acts were its own.

4.	Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund(s) are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. Notwithstanding the foregoing, the Investment Advisers may retain copies of any and all records necessary to comply with applicable law and regulation. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.	Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Investment Adviser shall not be obligated under this Agreement to pay expenses of or for the Trust or any Fund not expressly assumed by the Investment Adviser in this Section 6 or as the Investment Adviser may voluntarily assume by separate written agreement.

The Trust also shall pay all brokers’ commissions and other charges relating to the purchase and sale of portfolio securities and other investments for the Fund(s). The Trust shall pay all expenses of its operation not specifically assumed by the Investment Adviser, including, but not limited to all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any; all expenses in determination of daily price computations; all charges of legal counsel and of independent accountants; all compensation of Trustees other than those affiliated with the Investment Adviser and all expenses incurred in connection with their services to the Fund(s); all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of the Fund(s) or of the Board of Trustees (unless such expenses are a direct result of actions taken by the Investment Adviser); all expenses of shareholder meetings (unless such expenses are a direct result of actions taken by the Investment Adviser); all expenses of typesetting of the Funds’ prospectuses and of printing and mailing copies of the prospectuses furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign, all stamp or other taxes; all expenses of printing and mailing certificates for shares of the Fund(s); all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; and all expenses of qualifying and maintaining qualification of shares of the Fund(s) under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; all expenses of maintaining the registration of the Trust under the 1933 Act and the 1940 Act.

Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund(s) will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefore a fee as set forth on Schedule A hereto. The obligation of the Fund(s) to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in the Fund(s). The fee attributable to a Fund shall be the obligation of that particular Fund and not of any other Fund.

7.	Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under this Agreement.

i)

Duration and Termination. This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund and approved by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until September, 2015. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive one-year terms, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.

8.	Investment Adviser’s Representations. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

9.	Use of Name. The Trust and the Investment Adviser acknowledge that all rights to the name “Advisers Investment Trust” or any variation thereof belong to the Trust. The Trust and the Investment Adviser acknowledge that all rights to the names “JOHCM” belong to the Investment Adviser, that JOHCM is a registered trademark and that the Trust is being granted a limited license to use “JOHCM” in its name, in the name of any of the Funds or in the name of any class of shares. In the event that the Investment Adviser ceases to be an adviser to the Trust, the Trust’s right to the use of the names “JOHCM” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to “JOHCM” may also be withdrawn by the Investment Adviser during the term of this Agreement upon ninety (90) days written notice by the Investment Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect, the Investment Adviser’s right to use the name “JOHCM” in the name of, or in connection with, any other business enterprises with which the Investment Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

10.	Confidentiality. Without the prior consent of the other party, no party shall disclose Confidential Information (as defined below) of any other party received in connection with the services provided under this Agreement. The receiving party shall use the same degree of care as it uses to protect its own confidential information of like nature, but no less than a reasonable degree of care, to maintain in confidence the Confidential Information of the disclosing party. The foregoing provisions shall not apply to any information that (i) is, at the time of disclosure, or thereafter becomes, part of the public domain through a source other than the receiving party, (ii) is subsequently learned from a third party that, to the knowledge of the receiving party, is not under an obligation of confidentiality to the disclosing party, (iii) was known to the receiving party at the time of disclosure, or (iv) is generated independently by the receiving party, or (v) is disclosed pursuant to applicable law, subpoena, applicable professional standards, request of a governmental or regulatory agency, or other process after reasonable notice to the other party. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity, to an injunction or injunctions without bond or other security to prevent breaches of this provision.

For the purpose of this Agreement, Confidential Information shall mean NPPI (as defined below), any information identified by either party as “Confidential” and/or “Proprietary” or which, under all of the circumstances, ought reasonably to be treated as confidential and/or proprietary, or any nonpublic information obtained hereunder concerning the other party.

Nonpublic personal information relating to shareholders of the Trust (“NPPI”) provided by, or at the direction of, the Trust to the Adviser, or collected or retained by the Investment Adviser in the course of performing its duties and responsibilities under this Agreement shall remain the sole property of the Trust. The Investment Adviser shall not give, sell or in any way transfer such Confidential Information to any person or entity, other than affiliates of the Investment Adviser except in connection with the performance of the Investment Adviser’s duties and responsibilities under this Agreement, at the direction of the Trust or as required or permitted by law (including applicable anti-money laundering laws). The Investment Adviser represents, warrants and agrees that it has in place and will maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to shareholders of the Trust. The Investment Adviser represents to the Trust that it has adopted a statement of its privacy policies and practices as required by Regulation S-P and agrees to provide the Trust with a copy of that statement annually.

The parties agree to comply with any and all regulations promulgated by the Commission or other applicable laws regarding the confidentiality of shareholder information.

The provisions of this Section shall survive the termination of this Agreement.

11.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Trust’s Board of Trustees, including a majority of the trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.

13.	Miscellaneous. A copy of the Agreement and Declaration of Trust establishing the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this Agreement is executed by the Trust on behalf of the Fund(s) by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Advisers Investment Trust

By:
Name: Dina A. Tantra
Title: President

J O Hambro Capital Management Limited

By:

Name:

Title:

2nd signatory
J O Hambro Capital Management Limited

By:

Name:

Title:

DATED: May [ ], 2017

SCHEDULE A

TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN ADVISERS INVESTMENT TRUST AND

J O HAMBRO CAPITAL MANAGEMENT LIMITED

Name of Fund	Compensation*
JOHCM International Select Fund	Annual rate of 0.89 % of the average daily net assets of the Fund.
JOHCM Emerging Markets Opportunities Fund	Annual rate of 1.05 % of the average daily net assets of the Fund.

JOHCM Global Equity Fund

JOHCM International Small Cap Equity Fund

JOHCM Asia Ex-Japan Fund

JOHCM Emerging Markets Small Mid Cap

Equity Fund

JOHCM US Small Mid Cap Equity Fund

JOHCM International Opportunities Fund

Annual rate of 0.95 % of the average daily net assets of the Fund.

Annual rate of 1.05 % of the average daily net assets of the Fund.

Annual rate of 1.09% of the average daily net assets of the Fund.

Annual rate of 1.30% of the average daily net assets of the Fund.

Annual rate of 0.85% of the average daily net assets of the Fund.

Annual rate of 0.75% of the average daily net assets of the Fund.

Advisers Investment Trust

By:
Name: Dina A. Tantra
Title: President

J O Hambro Capital Management Limited

By:

Name:

Title:

2nd signatory
J O Hambro Capital Management Limited

By:

Name:

Title:

*	All fees are computed daily and paid monthly.

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [    ], 2017 by and between JO Hambro Capital Management Limited, a United Kingdom registered company (the “Adviser”), and JOHCM (USA) Inc., a Delaware company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment Advisory agreement (the “Investment Advisory agreement”) with the Advisers Investment Trust (the “Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment Advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Advisory agreement with the Trust to select advisers for each Portfolio of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2. ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3. SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A. As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

B. As part of the services it will provide hereunder, the Sub-Adviser will:

(i) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

(ii) formulate and implement a continuous investment program for the Portfolio;

(iii) take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

(iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available, in each case at the reasonable request of the Adviser or the Trustees;

(vi) provide at the reasonable request of the Adviser or the Trustees any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

(vii) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the applicable sections of the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser which are agreed to in writing by the Sub-Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document, and the Sub-Adviser shall only be subject to those amendments, modifications or supplements which are provided to it by the Adviser.

D. In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

F. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

G. Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other Advisory clients. To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

I. The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J. The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise the following rights of security holders with respect to securities held by each Portfolio: voting proxies, converting, tendering, exchanging or redeeming securities.    The Sub-Adviser will cooperate in providing the Adviser with all information in the Sub-Adviser’s possession reasonably requested by the Adviser regarding the Adviser’s decision with respect to the following: participation in class action litigation regarding portfolio securities (including litigation with respect to securities previously held); exercising rights in the context of a bankruptcy or other reorganization; and any other similar litigation, actions or matters.

4. COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an Advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its Advisory fee.

5. LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust.

6. REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7. REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A. The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,    Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D. The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E. The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

F. The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8. NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment Advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9. SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written Advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10. REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11. RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12. DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14. USE OF THE SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15. AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16. ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17. ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18. HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19. NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	JOHCM (USA) Inc.
45 Rockefeller Plaza, Ste 2036
630 Fifth Avenue
New York, NY 10111
Attn: Robert Cresci

Cc:	JOHCM (USA) Inc.
c/o JO Hambro Capital Management Ltd
Ryder Court
14 Ryder Street
London, United Kingdom SW1Y 6QB
Attn: Helen Vaughan

For:	JO Hambro Capital Management Ltd
Ryder Court
14 Ryder Street
London, United Kingdom SW1Y 6QB
Attn: Helen Vaughan

20. SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21. TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22. GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23. INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,”

“assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24. THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

25. CONFIDENTIALITY

Except as otherwise agreed in writing, as required by law, or as necessary for Sub-Adviser to carryout the intended purposes of this Agreement (including disclosures to employees, officers, directors, third-party service providers, consultants and other agents), the Sub-Adviser will keep confidential all nonpublic information concerning the Adviser’s and the Trust’s identity, financial affairs, or investments. Nonpublic information shall not include information which was (a) known to the Sub-Adviser prior to this Agreement, (b) acquired from a third party whom the Sub-Adviser reasonably believes is not under an obligation of confidentiality to the Adviser or the Trust, (c) placed in the public domain without fault of the Sub-Adviser, or (d) independently developed by the Sub-Adviser without reference or reliance upon the nonpublic information. Adviser hereby agrees that Sub-Adviser may use Adviser’s name in Sub-Adviser’s marketing materials and other communications regarding Sub-Adviser’s clients.

26. RISK ACKNOWLEDGMENT

The Sub-Adviser does not guarantee the future performance of any Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of any Portfolio. The Adviser understands that investment decisions made for the Adviser by the Sub-Adviser are subject to various market, currency, economic, political, business and structural risks, and that those investment decisions will not always be profitable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

JOHCM (USA) INC.	JO HAMBRO CAPITAL MANAGEMENT LIMITED

By:	By:
Name:	Name:
Title:	Title:

J O HAMBRO CAPITAL MANAGEMENT LIMITED

By:
Name:
Title:

APPENDIX A

TO

AMENDED and RESTATED

INVESTMENT SUB-ADVISORY AGREEMENT

JOHCM International Small Cap Equity Fund

JOHCM US Small Mid Cap Equity Fund

APPENDIX B

TO

AMENDED and RESTATED

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Portfolio	Annual Advisory Fee
JOHCM International Small Cap Equity Fund	105 basis points
JOHCM US Small Mid Cap Equity Fund	85 basis points

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

FUND NAME

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2017

The undersigned shareholder of the above named fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), hereby nominates, constitutes and appoints Dina A. Tantra, Barbara J. Nelligan, Troy A. Sheets, and Dana A. Gentile, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at the offices of the Trust’s administrator at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, on August 31, 2017 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 414-5566. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 31, 2017. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/JOHCM2017.pdf

FUND NAME

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

Proposals:

		FOR	AGAINST	ABSTAIN
1.

To approve a new investment advisory agreement between the Trust, on behalf of the JOHCM Funds, and J O Hambro Capital Management Limited, the JOHCM Fund’s current investment adviser. No investment advisory fee increase is proposed.

		O	O	O

To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

FUND NAME

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2017

The undersigned shareholder of the above named fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), hereby nominates, constitutes and appoints Dina A. Tantra, Barbara J. Nelligan, Troy A. Sheets, and Dana A. Gentile, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at the offices of the Trust’s administrator at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, on August 31, 2017 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 414-5566. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 31, 2017. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/JOHCM2017.pdf

FUND NAME

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

Proposals:

		FOR	AGAINST	ABSTAIN
1.

To approve a new investment advisory agreement between the Trust, on behalf of the JOHCM Funds, and J O Hambro Capital Management Limited (“JOHCM”), the JOHCM Fund’s current investment adviser. No investment advisory fee increase is proposed.

		O	O	O

2.

To approve a new sub-advisory agreement between JOHCM, on behalf of JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund, and JOHCM (USA), Inc. , the current sub-adviser for the Sub-Advised Funds. No investment sub-advisory fee increase is proposed.

		O	O	O

To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING